EXHIBIT 99.1

CDK Global Announces Acceleration of $1 Billion Return of Capital Plan

Remainder of $1 billion plan, previously expected to be completed by end of calendar year 2017, now expected to be returned to stockholders by end of calendar year 2016

HOFFMAN ESTATES, Ill., June 08, 2016 (GLOBE NEWSWIRE) -- CDK Global, Inc. (Nasdaq:CDK) today announced that its Board of Directors has authorized the acceleration of the Company’s $1 billion return of capital plan such that the remaining $710 million that has not yet been returned to shareholders will be returned, through a combination of share repurchases and quarterly dividends, by the end of calendar year 2016, one year earlier than previously announced.

“I am pleased to build on our track record of returning capital to our stockholders,” said Brian MacDonald, president and chief executive officer of CDK. “We have successfully returned more than $290 million to our stockholders under this plan and our Board has determined that accelerating the remainder of our $1 billion capital return program makes sense at this time given the strong performance of our business and our confidence in achieving the goals we have set for our business transformation plan. Today’s announcement reflects our commitment to listening to our shareholders and returning value directly to them on an expeditious and prudent basis.”

The timing of share repurchases and the number of shares of common stock to be repurchased will depend upon prevailing market conditions and other factors.  Repurchases may be made in the open market, through block trades, through accelerated share repurchase transactions in compliance with applicable regulatory guidelines, including Securities and Exchange Commission (“SEC”) Rule 10b-18, through SEC Rule 10b5-1 programs, through privately negotiated transactions or through the use of derivative instruments. Repurchases under this program will be made using CDK’s cash on hand, cash generated from operations, and proceeds from debt facilities and public debt offerings and may be commenced or suspended from time-to-time at CDK’s discretion without prior notice.

Safe Harbor for Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including statements concerning the payment of dividends or the repurchase of shares, the Company’s business transformation plan, the timing and implementation of changes to its leadership and business structure, other plans, objectives, forecasts, goals, beliefs, business strategies, future events, business conditions, results of operations, financial position and business outlook and business trends, and other information, may be forward-looking statements. Words such as “might,” “will,” “may,” “could,” “should,” “estimates,” “expects,” “continues,” “contemplates,” “anticipates,” “projects,” “plans,” “potential,” “predicts,” “intends,” “believes,” “forecasts,” “future,” “assumes,” and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the Company’s success in obtaining, retaining and selling additional services to customers; the pricing of products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; auto sales and advertising and related industry changes; competitive conditions; changes in regulation; changes in technology; security breaches, interruptions, failures and other errors involving the Company’s systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; the Company’s ability to timely and effectively implement its business transformation plan, which is intended to increase operating efficiency and improve the Company’s global cost structure, while limiting or mitigating business disruption; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions.

There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. The Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company’s reports filed with the SEC, including those discussed under “Part I, Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and its most recent Quarterly Report on Form 10-Q for a description of certain risks that could, among other things, cause the Company’s actual results to differ from any forward-looking statements contained herein. These filings can be found on the Company’s website at www.cdkglobal.com and the SEC’s website at www.sec.gov.

All forward-looking statements speak only as of the date of this press release even if subsequently made available by the Company on its website or otherwise. The Company disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

About CDK Global

With more than $2 billion in revenues, CDK Global (Nasdaq:CDK) is a leading global provider of integrated information technology and digital marketing solutions to the automotive retail and adjacent industries. Focused on evolving the automotive retail experience, CDK Global provides solutions to dealers in more than 100 countries around the world, serving more than 27,000 retail locations and most automotive manufacturers. CDK’s solutions automate and integrate all parts of the dealership and buying process from targeted digital advertising and marketing campaigns to the sale, financing, insuring, parts supply, repair and maintenance of vehicles. Visit www.cdkglobal.com.

Investor Relations Contacts:
Elena Rosellen
973.588.2511
elena.rosellen@cdk.com

Jennifer Gaumond
847.485.4424
jennifer.gaumond@cdk.com

Media Contact:
Kyle Donash
847.485.4335
kyle.donash@cdk.com